UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                    0-30810                    22-2138196
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                790 Bloomfield Avenue, Clifton, New Jersey 07012

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 574-8555

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 27, 2005, Electronic Control Security Inc issued a press release announcing that it had received an additional task order for over $550,000 for TASS procurement under IBDSS contract from U.S.A.F.

A copy of the press release is attached hereto as exhibit 99.1. The company also herewith files other press releases not heretofore filed on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Number         Exhibit Description
------         -------------------

99.1 Press release dated 12/27/05 "ECSI RECEIVES ADDITIONAL TASK ORDER FOR OVER $550,000 FOR TASS PROCUREMENT UNDER IBDSS
               CONTRACT FROM U.S.A.F."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ELECTRONIC CONTROL SECURITY INC.

Date: December 27, 2005                         By /s/ Arthur Barchenko
                                                -----------------------
                                                Name:  Arthur Barchenko
                                                Title: President

EXHIBIT INDEX
-------------

99.1 Press release issued by the Company on December 27, 2005.